Summary Prospectus		February 29, 2016
PVI	PowerShares VRDO Tax-Free Weekly Portfolio

NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invescopowershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund’s prospectus and statement of additional information, both dated February 29, 2016 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The PowerShares VRDO Tax-Free Weekly Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Bloomberg US Municipal AMT-Free Weekly VRDO Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund did not have a portfolio turnover rate, since the Fund invested only in securities that are excluded from portfolio turnover rate calculations.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in variable rate demand obligation (“VRDO”) bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Underlying Index. Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg” or the “Index Provider”) compiles and calculates the Underlying Index, which is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Underlying Index that are to be included in the Index must be rated by at least one of the following statistical ratings agencies: Moody’s Investors Services, Inc. (“Moody’s”) as A-3 for long-term bonds or Prime-2 for short-term bonds; by Standard & Poor’s, a division of The McGraw-Hill Company, Inc. (“S&P”) as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. (“Fitch”) as A- for long-term bonds or F-2 for short-term bonds. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from

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changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and Share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Variable Rate Debt Obligations Risk. There may not be an active secondary market with respect to particular variable rate instruments in which the Fund invests, which could make disposing of a variable rate instrument difficult during periods that the Fund is not entitled to exercise its demand rights or if the issuer and/or the Remarketing Agent defaulted on its payment obligation. This could cause the Fund to suffer a loss with respect to such instruments.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Municipal Insurance Risk. The municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind,

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due to the nature of the Fund’s investments. As such, an investment in Shares may be less tax efficient than an investment in shares of conventional ETFs, which utilize an entirely in-kind redemption process. Also, there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. In addition to the above, the Fund’s correlation to its Underlying Index may be adversely affected by a low yield environment.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
0.86% (1st Quarter 2008)	(0.04)% (1st, 3rd and 4th Quarters 2014 and 1st, 2nd, 3rd and 4th Quarters, 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (11/15/07)
Return Before Taxes	(0.16)%	0.08%	0.70%
Return After Taxes on Distributions	(0.16)%	0.08%	0.69%
Return After Taxes on Distributions and Sale of Fund Shares	(0.09)%	0.09%	0.70%
Bloomberg US Municipal AMT-Free Weekly VRDO Index(1) (reflects no deduction for fees, expenses or taxes)	0.04%	0.13%	N/A
Barclays Municipal 1 Year Index (reflects no deduction for fees, expenses or taxes)	0.61%	0.88%	1.77%
Blended—Bloomberg US Municipal AMT-Free Weekly VRDO Index(2) (reflects no deduction for fees, expenses or taxes)	0.04%	0.13%	0.61%

(1)	Effective August 5, 2010, the Fund’s underlying index changed to the Bloomberg US Municipal AMT-Free Weekly VRDO Index. Prior to August 5, 2010, the Fund’s original underlying index was the Thomson Municipal Market Data VRDO Index. “Since Inception” performance for the Bloomberg US Municipal AMT-Free Weekly VRDO Index is not available because the index did not commence calculation and publication until July 30, 2010.

(2)	The data shown as “Blended” is performance comprised of the performance of the original underlying index (Thomson Municipal Market Data VRDO Index) from Fund inception up to the index conversion date, August 5, 2010, followed by the performance of the new underlying index starting at the index conversion date and through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are designated properly as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the alternative minimum tax in the hands of corporate shareholders).

The Fund’s distributions, other than net tax-exempt income, will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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